UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	June 2, 2020

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	NAVB	NYSE American

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2020, the Board of Directors of Navidea Biopharmaceuticals, Inc. (the “Company”) determined the bonus amounts for the Company’s named executive officers under the 2019 Cash Bonus Plan, which was adopted on May 3, 2019. This information was not included in the Summary Compensation Table (the “Summary Compensation Table”) in the Company’s Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on March 18, 2020 (the “Form 10-K”), because the amounts had not been determined at the time of filing the Form 10-K. In accordance with Item 5.02(f) of Form 8-K, this Form 8-K is being filed to update certain compensation disclosures previously included in the Form 10-K to reflect the bonuses awarded to the named executive officers under the 2019 Cash Bonus Plan.

Mr. Latkin and Dr. Rosol received bonuses under 2019 Cash Bonus Plan in the amount of $178,143 and $35,879, respectively, of which 50% is payable in cash and 50% in fully vested shares of the Company’s common stock using the closing price on the date of grant of $2.62 per share. These bonus amounts should be reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for the 2019 fiscal year. In addition, the Total Compensation included in the Summary Compensation Table for each of Mr. Latkin and Dr. Rosol has increased to $739,943 and $250,110, respectively, for the 2019 fiscal year. Finally, the pay ratio information required under Item 402(u) of Regulation S-K and included in the Form 10-K has been adjusted, using this new Total Compensation amount in the Summary Compensation Table, so that the annual total compensation of Mr. Latkin to the median of the annual total compensation of all other employees is 8.1 to 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: June 4, 2020	By:	/s/ Jed A. Latkin
Jed A. Latkin Chief Executive Officer, Chief Operating Officer and Chief Financial Officer